Goodwill and Other Intangibles	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Goodwill and Other Intangibles [Abstract]
Goodwill and Other Intangibles
3.  Intangibles

Goodwill

We evaluate goodwill for impairment on May 31 of each year. For this purpose, we have six reporting units as follows: (i) Products Pipelines–KMP (excluding associated terminals); (ii) Products Pipelines Terminals–KMP (evaluated separately from Products Pipelines–KMP for goodwill purposes, but combined with Products Pipelines–KMP for presentation in the table below); (iii) Natural Gas Pipelines–KMP; (iv) CO2–KMP; (v) Terminals–KMP; and (vi) Kinder Morgan Canada–KMP. There were no impairment charges resulting from our May 31, 2011 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 8.0%. The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date.

Changes in the gross amounts of our goodwill and accumulated impairment losses for the nine months ended September 30, 2011 are summarized as follows (in millions):

	Products Pipelines– KMP	Natural Gas Pipelines– KMP	CO2–KMP	Terminals– KMP	Kinder Morgan Canada– KMP	Total
Historical Goodwill	$2,116.5	$3,488.0	$1,521.7	$1,488.6	$626.5	$9,241.3
Accumulated impairment losses.	(1,266.5)	(2,090.2)	-	(676.6)	(377.1)	(4,410.4)
Balance as of December 31, 2010	850.0	1,397.8	1,521.7	812.0	249.4	4,830.9
Other adjustments(a)	11.4	15.3	6.2	7.1	-	40.0
Acquisitions(b)	-	94.2	-	-	-	94.2
Disposals(c)	-	-	-	(11.8)	-	(11.8)
Currency translation adjustments	-	-	-	-	(12.7)	(12.7)
Balance as of September 30, 2011	$861.4	$1,507.3	$1,527.9	$807.3	$236.7	$4,940.6
__________
(a)	Tax adjustments related to our investment in KMP.
(b)	2011 acquisition amount relates to KMP’s July 2011 purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own (discussed further in Note 2).
(c)
2011 disposal amount consists of (i) $10.6 million related to the sale of KMP’s ownership interest in the boat fleeting business it acquired from Megafleet Towing Co., Inc. in April 2009; and (ii) $1.2 million related to the sale of KMP’s subsidiary Arrow Terminals B.V. (both discussed further in Note 2).

In addition, we identify any premium or excess cost we pay over our proportionate share of the underlying fair value of net assets acquired and accounted for as investments under the equity method of accounting. This premium or excess cost is referred to as equity method goodwill and is also not subject to amortization but rather to impairment testing. For all investments we own containing equity method goodwill, no event or change in circumstances that may have a significant adverse effect on the fair value of our equity investments has occurred during the first nine months of 2011.

As of September 30, 2011 and December 31, 2010, we reported $138.2 million and $283.0 million, respectively, in equity method goodwill within the caption “Investments” in our accompanying consolidated balance sheets. The decrease in our equity method goodwill since December 31, 2010 was due to KMP’s July 2011 purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own (discussed further in Note 2).  Effective July 1, 2011, KMP exchanged its status as an owner of an equity investment in KinderHawk for a full controlling financial interest, and we began accounting for the investment under the full consolidation method.

Other Intangibles

Excluding goodwill, our other intangible assets include customer relationships, contracts and agreements, lease value, and technology-based assets. These intangible assets have definite lives and are reported separately as “Other intangibles, net” in our accompanying consolidated balance sheets. Following is information related to our intangible assets subject to amortization (in millions):

	September 30, 2011	December 31, 2010
Customer relationships, contracts and agreements
Gross carrying amount	$1,337.6	$424.7
Accumulated amortization	(143.1)	(99.9)
Net carrying amount	1,194.5	324.8

Technology-based assets, lease value and other
Gross carrying amount	9.0	16.3
Accumulated amortization	(2.2)	(1.9)
Net carrying amount	6.8	14.4

Total other intangibles, net	$1,201.3	$339.2

The increase in the carrying amount of the customer relationships, contacts and agreements since December 31, 2010 was mainly due to the acquisition of (i) a natural gas gathering customer contract in July 2011, associated with KMP’s purchase of the remaining 50% ownership interest in KinderHawk Field Services LLC that it did not already own; and (ii) two separate petroleum coke handling customer contracts in June 2011, associated with KMP’s purchase of terminal assets from TGS Development, L.P.  Both acquisitions are described further in Note 2.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives. Among the factors we weigh, depending on the nature of the asset, are the effects of obsolescence, new technology, and competition. For the nine months ended September 30, 2011 and 2010, the amortization expense on our intangibles totaled $43.5 million and $37.0 million, respectively. As of September 30, 2011, the weighted average amortization period for our intangible assets was approximately 17.9 years, and our estimated amortization expense for these assets for each of the next five fiscal years (2012 – 2016) is approximately $81.4 million, $77.5 million, $74.4 million, $71.6 million and $68.9 million, respectively.

7.  Goodwill and Other Intangibles

Goodwill and Excess Investment Cost

Changes in the gross amounts of our goodwill and accumulated impairment losses for each of the two years ended December 31, 2010 and 2009 are summarized as follows (in millions):

	Products Pipelines– KMP	Natural Gas Pipelines– KMP	CO2-KMP	Terminals– KMP	Kinder Morgan Canada– KMP	Total
Historical Goodwill	$2,116.5	$3,439.4	$1,521.7	$1,450.8	$580.7	$9,109.1
Accumulated impairment losses.	(1,266.5)	(2,090.2)	-	(676.6)	(377.1)	(4,410.4)
Balance as of December 31, 2008	850.0	1,349.2	1,521.7	774.2	203.6	4,698.7
Acquisitions and purchase price adjustment	-	48.6	-	(35.4)	-	13.2
Currency translation adjustments	-	-	-	-	32.4	32.4
Balance as of December 31, 2009	850.0	1,397.8	1,521.7	738.8	236.0	4,744.3
Acquisitions	-	-	-	73.2	-	73.2
Currency translation adjustments	-	-	-	-	13.4	13.4
Balance as of December 31, 2010	$850.0	$1,397.8	$1,521.7	$812.0	$249.4	$4,830.9

For more information on our accounting policies for goodwill, see Note 2 “Summary of Significant Accounting Policies-Goodwill.”

We record the excess of the cost of an acquisition price over the fair value of acquired net assets as an asset on our balance sheet.  This amount is referred to and reported separately as “Goodwill” in our accompanying consolidated balance sheets.  Goodwill is not subject to amortization but must be tested for impairment at least annually.  This test requires us to assign goodwill to an appropriate reporting unit and to determine if the implied fair value of the reporting unit's goodwill is less than its carrying amount.

We evaluate goodwill for impairment on May 31 of each year.  For this purpose, we have six reporting units as follows: (i) Products Pipelines-KMP (excluding associated terminals); (ii) Products Pipelines Terminals-KMP (evaluated separately from Products Pipelines-KMP for goodwill purposes); (iii) Natural Gas Pipelines-KMP; (iv) CO2-KMP; (v) Terminals-KMP and (vi) Kinder Morgan Canada-KMP. There were no impairment charges resulting from our May 31, 2010 impairment testing, and no event indicating an impairment has occurred subsequent to that date.

In the second quarter of 2008, we finalized the purchase price allocation associated with our May 2007 Going Private Transaction, establishing the fair values of our individual assets and liabilities including assigning the associated goodwill to our six reporting units, in each case as of the May 31, 2007 acquisition date. A significant portion of the goodwill that arose in conjunction with this acquisition was determined to be associated with the general partner and significant limited partner interests in KMP (a publicly traded master limited partnership, or “MLP), attributable, in part, to the difference between the market multiples that might be paid to acquire the general partner and limited interests in an MLP and the market multiples that might be paid to acquire the individual assets that comprise that MLP. This market premium is partially attributable to the incentive distribution right that is embedded in the KMP general partner interest for which a separate intangible asset was not recognized in purchase accounting because this right cannot be detached or transferred apart from the entire general partner interest.

In conjunction with our first annual impairment test of the carrying value of this goodwill, performed as of May 31, 2008, we determined that the fair value of certain reporting units that are part of our investment in KMP were less than the carrying values. The fair value of each reporting unit was determined from the present value of the expected future cash flows from the applicable reporting unit (inclusive of a terminal value calculated using market multiples between six and ten times cash flows) discounted at a rate of 9.0%. The value of each reporting unit was determined on a stand-alone basis from the perspective of a market participant and represented the price that would be received to sell the unit as a whole in an orderly transaction between market participants at the measurement date. Thus, any value generated from the inclusion of these assets in an MLP structure was not captured in the valuation of these reporting units. This resulted in several of the reporting units having fair values less than their carrying values as the incremental value created by the inclusion of these assets in an MLP structure was taken into account in the Going Private Transaction and thus was used in allocating the purchase price. To capture this value at the reporting unit level, we believe it would be necessary to recreate the MLP structure at the reporting unit level. We believe this is not feasible for Kinder Morgan, Inc. or for any market participant, as further discussed below.

Recreating such structure would involve separating each of our reporting units into separate entities so that each reporting unit could be valued on a stand alone basis assuming each such unit was sold as an MLP. Creating separate MLPs would involve significant structural difficulties including potentially numerous adverse state and federal tax consequences to KMP and its unitholders. In addition, it would involve a significant amount of tax, legal and commercial analysis, and based on that analysis may also require customer and/or joint venture consents, lender consents, and regulatory approvals and/or unitholder approval. As a result of these factors, we believe that it is not feasible to apply the MLP structure related value to the individual reporting unit level.

For the reporting units where the fair value was determined to be less than the carrying value, we determined the implied fair value of goodwill. The implied fair value of goodwill within each reporting unit was then compared to the carrying value of goodwill of each such unit, resulting in the following goodwill impairment charges by reporting units: Products Pipelines-KMP (excluding associated terminals) – $1.20 billion, Products Pipelines Terminals-KMP (separate from Products Pipelines-KMP for goodwill impairment purposes) - $70 million, Natural Gas Pipelines-KMP – $2.09 billion, and Terminals-KMP – $677 million, for a total impairment of $4.03 billion. The goodwill impairment charges were non-cash charges and did not have any impact on our cash flows.

With regard to our equity investments in unconsolidated affiliates, in almost all cases, either (i) the price we paid to acquire our share of the net assets of such equity investees or (ii) the revaluation of our share of the net assets of any retained noncontrolling equity investment (from the sale of a portion of our ownership interest in a consolidating subsidiary, thereby losing our controlling financial interest in the subsidiary) differed from the underlying carrying value of such net assets.  This differential consists of two pieces.  First, an amount related to the difference between the investee's recognized net assets at book value and at current fair values (representing the appreciated value in plant and other net assets), and secondly, to any premium in excess of fair value (referred to as equity method goodwill) we paid to acquire the investment.  We include both amounts within “Investments” on our accompanying consolidated balance sheets.

The first differential, representing the excess of the fair market value of our investees' plant and other net assets over its underlying book value at either the date of acquisition or the date of the loss of control totaled $166.0 million and $163.2 million as of December 31, 2010 and 2009, respectively.  In almost all instances, this differential, relating to the discrepancy between our share of the investee's recognized net assets at book values and at current fair values, represents our share of undervalued depreciable assets, and since those assets (other than land) are subject to depreciation, we amortize this portion of our investment cost against our share of investee earnings.  As of December 31, 2010 this excess investment cost is being amortized over a weighted average life of approximately 27.6 years.

The second differential, representing total unamortized excess cost over underlying fair value of net assets acquired (equity method goodwill) was $283.0 million and $138.2 million as of December 31, 2010 and 2009, respectively.  This differential is not subject to amortization but rather to impairment testing.  Accordingly, in addition to our annual impairment test of goodwill, we periodically reevaluate the amount at which we carry the excess of cost over fair value of net assets accounted for under the equity method, as well as the amortization period for such assets, to determine whether current events or circumstances warrant adjustments to our carrying value and/or revised estimates of useful lives.  Our impairment test considers whether the fair value of the equity investment as a whole, not the underlying net assets, has declined and whether that decline is other than temporary.  As of December 31, 2010, we believed no such impairment had occurred and no reduction in estimated useful lives was warranted.

Other Intangibles

Excluding goodwill, our other intangible assets include customer relationships, contracts and agreements, technology-based assets, and lease value.  These intangible assets have definite lives and are reported separately as “Other intangibles, net” in our accompanying consolidated balance sheets.  Following is information, as of December 31, 2010 and 2009, related to our intangible assets subject to amortization (in millions):

	December 31,
	2010	2009
Customer relationships, contracts and agreements
Gross carrying amount	$424.7	$297.9
Accumulated amortization	(99.9)	(50.9)
Net carrying amount	324.8	247.0

Technology-based assets, lease value and other
Gross carrying amount	16.3	14.1
Accumulated amortization	(1.9)	(1.3)
Net carrying amount	14.4	12.8

Total other intangibles, net	$339.2	$259.8

Our customer relationships, contracts and agreements relate primarily to the Terminals-KMP business segment, and include relationships and contracts for handling and storage of petroleum, chemical, and dry-bulk materials, including oil, gasoline and other refined petroleum products, coal, petroleum coke, fertilizer, steel and ores.  The values of these intangible assets were determined by us (often in conjunction with third party valuation specialists) by first, estimating the revenues derived from a customer relationship or contract (offset by the cost and expenses of supporting assets to fulfill the contract), and second, discounting the revenues at a risk adjusted discount rate. The increase in the carrying amount of our customer relationships, contracts and agreements since December 31, 2009 was mainly due to the acquisition of intangibles included in our purchase of terminal assets from US Development Group LLC and Slay Industries, discussed in Note 3.

We amortize the costs of our intangible assets to expense in a systematic and rational manner over their estimated useful lives.  Among the factors we weigh, depending on the nature of the asset, are the effect of obsolescence, new technology, and competition.  For each of the years ended December 31, 2010, 2009 and 2008, the amortization expense on our intangibles totaled $49.6 million, $21.1 million and $19.2 million, respectively.  These expense amounts primarily consisted of amortization of our customer relationships, contracts and agreements.  Our estimated amortization expense for our intangible assets for each of the next five fiscal years (2011 – 2015) is approximately $43.6 million, $38.2 million, $34.3 million, $30.9 million and $28.0 million, respectively.

The life of each intangible asset is based either on the life of the corresponding customer contract or agreement or, in the case of a customer relationship intangible (the life of which was determined by an analysis of all available data on that business relationship), the length of time used in the discounted cash flow analysis to determine the value of the customer relationship.  As of December 31, 2010, the weighted average amortization period for our intangible assets was approximately 11.6 years.